                      Enhancing Shareholder Value through
                        Creation of a Premier Southeast
                         Financial Services Franchise

                        [LOGO OF AMSOUTH APPEARS HERE]


                                   Acquires

                     [LOGO OF FIRST AMERICAN APPEARS HERE]

                           FORWARD LOOKING STATEMENT

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of AmSouth Bancorporation and, assuming the consummation of the merger, a combined AmSouth Bancorporation/First American Corporation including statements relating to; (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of AmSouth Bancorporation and First American Corporation are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the business in which the combined company would be engaged.

                        AmSouth Acquires First American

Terms of the Transaction

Strategic Rationale

Pro Forma Financial Impact

AmSouth Record of Performance

Summary


Appendix

                           Terms of the Transaction

                              Transaction Summary

Fixed Exchange Ratio:                   1.871 AmSouth shares per First American
                                        share

Price Per First American Share/(1)/:    $53.09

Structure:                              Merger; Pooling of interests; Tax-free
                                        exchange; 19.9% cross options in place

Transaction Value:                      $ 6.3 Billion

Expected Closing:                       Fourth quarter 1999

Due Diligence:                          Completed, including Y2K review

Systems Conversion:                     Second quarter 2000

(1)  Based on AmSouth's price per share of $28.375 as of May 28, 1999.

                              Transaction Summary

Management:                        C. Dowd Ritter - President and CEO

                                   Dennis C. Bottorff - Chairman

                                   Sloan Gibson - CFO and head of integration team

Board of Directors:                17 members

                                     AmSouth 12

                                     First American 5

Ownership:                         44% AmSouth / 56% First American

Name:                              AmSouth Bancorporation

Headquarters:                      Birmingham, Alabama

                             Compelling Economics

 .   Substantially Accretive to EPS

    .   2000 Accretion = 2.7%
    .   2001 Accretion = 9.1%


 .   Internal Rate of Return Significantly Exceeds
    AmSouth's Cost of Equity

    .  IRR = 15.5%

Note: 2000 EPS accretion assumes cost saves 75% phased-in;
revenue enhancements 50% phased-in; and leveraging of excess capital 60% phased-in.

                              Principal Benefits

 .   Enhances Shareholder Value

    .   Accelerated earnings growth
    .   Strong and sustainable ROE
    .   Improved operating efficiency
    .   Increase in noninterest income as a percentage of total revenues

 .   Further Diversifies Revenue and Earnings Mix

    .   More balanced loan portfolio
    .   Addition of high return fee generating businesses
    .   Expanded regional footprint

 .   Creates a Premier Southeast Financial Services Franchise
    .   Leading positions in key markets
    .   Enhanced scale across all products and services

                           Manageable Execution Risk

 . Conservative Assumptions for Revenue and Expense Synergies
 . Natural Extension of Franchise to Complementary and Contiguous Markets . Due Diligence is Complete, Including Y2K and Credit
 . Common Branch Platforms
 . Common Systems Facilitate Ease of Transition
     . Deposit system
     . Commercial loan system
     . Consumer loan system
     . Trust system
     . Treasury services

                              Strategic Rationale

                     Premier Southeast Financial Services
                                   Franchise

                                            Combined Company's Deposits by State

 .    $40B in Assets; $28B in Deposits

 .    $11+B Market Cap

 .    Over 2 Million Households                [MAP APPEARS HERE]

 .    680 Branches in 9 States

 .    #1 ATM Network in the Southeast (1,350 ATM's)

 .    #3 Small Business Lender HQ'd in the Southeast

 .    #3 Bank-owned Leasing Company in the Southeast

                                                    Source: Sheshunoff Database

                        Attractive Market Demographics

                                        Personal                      Median HH
Growth Rates 1998-2003   Population      Income        Households      Income
                         ----------     --------       ----------     ---------
United States              4.2%           21.6%           5.3%          15.4%

Southeast                  5.3%           23.5%           6.5%          15.9%
-------------------------------------------------------------------------------
The New AmSouth            5.9%           24.3%           7.1%          16.0%
-------------------------------------------------------------------------------

     Source: Woods & Poole Economics

                         Leading Share in Key Markets

($ in billions)



                                              Deposit
                                            Market Share    Total     Branch
Top Ten MSA's                                   Rank       Deposits   Offices
------------------------------------------------------------------------------
Nashville, TN                                  # 1          $3.7        65

Birmingham, AL                                   2           2.7        40

Tampa-St. Petersburg, Clearwater, FL             4           2.1        44

Jackson, MS                                      2           1.7        30

Knoxville, TN                                    2           1.3        27

Chattanooga, TN                                  1           1.2        35

Mobile, AL                                       2           1.1        22

Tri-Cities, TN                                   1           0.9        18

Pensacola, FL                                    1           0.6        14

Montgomery, AL                                   3           0.5        10

Source: Sheshunoff Data Services

                            Strengthened Investment
                               Services Platform

 .    Largest Third-party Marketer of Investment and Insurance Products in the
     United States (IFC Holdings, Inc.)

     .    Over $5 billion of products sold in 1998
     .    400 financial institution clients in 44 states
     .    2,500 registered reps

 .    Substantial Mutual Fund and Asset Management Capabilities

     .    $6.5 billion of assets under management
     .    37 proprietary mutual funds

 .    Largest Bank Platform Annuity Sales Force in the Southeast and Among the
     Largest in the Country With Over 1,400 Licensed Employees

 .    168 Full Service Brokers

                          Enhanced Noninterest Income
                                 Contribution

   AMSOUTH($319MM)        FIRST AMERICAN ($471M)     PRO FORMA COMBINED ($790M)

[PIE CHART APPEARS HERE] [PIE CHART APPEARS HERE]     [PIE CHART APPEARS HERE]

--------------------------------------------------------------------------------
                     NONINTEREST INCOME TO TOTAL REVENUES
--------------------------------------------------------------------------------
          31%                      39%                           35%
--------------------------------------------------------------------------------

_____________________
Note: Financial data for the twelve months ended December 31, 1998. Excludes nonrecurring items.

                             Pro Forma Financial
                                    Impact

                           Immediate and Substantial
                                 EPS Accretion

                                             2000      2000 Fully        2001
($ in millions, except per share data)    Projected    Phased In       Projected
                                          ---------    ----------      ---------
Projected Net Income

     AmSouth                                $  327       $  327         $  362

     First American                            353          353            388
                                            ------       ------         ------
          Pro Forma Combined                $  680       $  680         $  750
                                            ------       ------         ------

Adjustments (After-Tax)

     Cost Savings                           $   62       $   82         $   89

     Incremental Revenue                         7           14             16

     Leverage of Excess Equity                   6           13             35
                                            ------       ------         ------
Pro Forma Earnings                          $  755       $  789         $  890

Pro Forma EPS                               $ 1.88       $ 1.96         $ 2.21

AmSouth's EPS Estimates                     $ 1.83       $ 1.83         $ 2.03

EPS Accretion                               $ 0.05       $ 0.13         $ 0.18

EPS % Accretion                                2.7%         7.1%           9.1%

Note: Earnings estimates based on First Call as of May 20, 1999; 2000 phase-ins reflect 50% revenue enhancements, 75% cost savings and 60% leveraging excess capital; Excludes merger related charges.

                     Transaction Accelerates AmSouth's EPS
                                  Growth Rate



                             [GRAPH APPEARS HERE]


Note: 1995-1998 as reported for AmSouth Estimates 1999-2000 based upon First Call consensus estimates as of May 20, 1999.
(1) Pro forma EPS including fully phased in synergies.

                            Enhanced Profitability

                                   ASO       2000 Pro       2001 Pro
                                  1Q99       Forma/(1)/      Forma
                                  ----       ----------     --------
ROE                               20.1%       21.5%          22.5%

ROA                                1.4         1.5            1.6

Efficiency                        56.0        50.1           47.2

NIR to Total Revenue              32.8        36.0           37.0

(1) 2000 phase-in reflects 50% of target revenue enhancements, 75% of target cost savings and 60% of target leveraging of excess capital. Excludes merger related charges.

                             Transaction Synergies


 . Cost Savings - $133 Million Pre-tax
  (18% of First American's NIE)

 . Revenue Enhancements - $23 Million Pre-tax
  (5% of First American's NIR)

 . Leverage of Excess Equity - $30 Million Pre-tax

                           Conservative Cost Savings

($ in millions)

     Pre-tax Cost Savings

          Operations / Systems                           $ 50

          Staff / Support Areas                            41

          Branch Consolidation                             12

          Facilities / Purchasing / Contracts              30
                                                          ---

          Total                                          $133

     18% of First American's Total Noninterest Expenses.

                             Revenue Enhancements

 .    Revenue Enhancements are a Modest 5% of FAM's Noninterest Revenue Base =
     $23 Million Pre-tax

 .    Specific Items Include:
     .    Platform annuity improvements = $15 - 19 million
     .    Consumer lending = $8 - 15 million
          .    Growth in home equity lending
          .    Risk based pricing

 .    Additional Opportunities Include:
     .    Market by market deposit pricing
     .    Mutual fund sales through INVEST
     .    Bank owned life insurance
     .    Improved indirect lending performance profile

                         Merger & Integration Charges

($ in millions)

     Pre-tax Charges:

     Employee Related                              $146

     Branch / ATM / Marketing                        31

     Operations & Data Processing                    64

     Transaction Related Costs                       55
                                                   ----

     Total                                         $296

                        Comparable Transaction Pricing


                                                        Price to
                                                      Forward EPS          Price        Premium to           Cost
     Acquiror                        Target             Estimate          to Book         Market          Savings/(1)/
     -------                         ------           -----------         -------       ----------        ------------
     -----------------------------------------------------------------------------------------------------------------
     AmSouth                   First American              18.9x             3.4x          30%                18%
     -----------------------------------------------------------------------------------------------------------------
     Firstar                   Mercantile                  21.0              3.4           29                 20
     SunTrust                  Crestar                     25.8              4.3           31                 17
     Star                      Firstar                     22.1              4.1           27                 19
     Regions                   First Commercial            23.3              3.8            3                 22
     First American            Deposit Guaranty            25.8              4.2           22                 22
     National City             First of America            22.9              3.8           36                 27
     First Bank System         US Bancorp                  17.4              3.4           22                 28
                             -----------------------------------------------------------------------------------------
                                     Mean                  22.6x             3.8x          24%                22%
                                   Median                  22.9              3.8           27                 22
                             -----------------------------------------------------------------------------------------



(1) Announced cost savings and revenue enhancement ratios based upon target LTM financials

                        Comparable Transaction Pricing

                                                     Forward P/E                    % of Acquiror P/E
                                            ----------------------------------------------------------
                                                                     Multiple              Transaction
                                                                      with                    with
Acquiror               Target                Acquiror  Multiple     Synergies   Transaction  Synergies
--------               ------                -------   --------     ---------   -----------  ---------

------------------------------------------------------------------------------------------------------
AmSouth                First American          16.6x     18.9x        14.0x      114%         84%
------------------------------------------------------------------------------------------------------

Firstar                Mercantile              26.1      21.0         17.3        81          66
SunTrust               Crestar                 23.6      25.8         17.8       109          75
Star Banc              Firstar                 22.0      22.1         16.3       101          74
Regions                First Commercial        16.9      23.3         16.1       138          95
First American         Deposits Guaranty       20.6      25.8         16.5       125          80
National City          First of America        16.9      22.9         14.1       136          84
First Bank System      US Bancorp              14.5      17.4         11.6       120          80
                       -------------------------------------------------------------------------------
                       Mean                    20.1x     22.6x        15.7x      116%         79%
                       Median                  20.6      22.9         16.3       120          80
                       -------------------------------------------------------------------------------

                              The AmSouth Record

                              Goals Set/Goals Met

                                                    EPS Growth          ROE
                                                  -------------  --------------
                                                      12-15%
Strategic Goals For 1999 and Beyond                  Annually         20-22%
-----------------------------------

 First Quarter 1999 Results                            15.7%           20.1%

Three Year Goals 1997-1999                           18% CAGR           18%+
--------------------------
 1998 Results                                          19.2%           18.6%
 1997 Results                                          18.2%           16.5%

One Year Goal 1996-1997                           10% Per Annum         15%+
-----------------------
 First Quarter 1997                                    18.1%           15.9%
 1996 Results                                          16.7%           14.3%

                              Superior EPS Growth

$ Per Share

     [GRAPH APPEARS HERE]



*3Q96 excludes one-time SAIF assessment

                         Consistently Improving ROE's

                             [GRAPH APPEARS HERE]


*3Q96 excludes one-time SAIF assessment

                          Working For The Shareholder


                         AmSouth Market Capitalization

                             [GRAPH APPEARS HERE]

                                    Summary

 . Financially Compelling
  .  Immediately and substantially accretive
  .  Strong, sustainable ROE
  .  IRR significantly exceeds cost of equity

 . Leading Southeastern Franchise
  .  2 million households in key markets
  .  High growth demographic profile

 .  Enhances Strategic Position
   . Broadens product line and revenue sources
   . Improved operating efficiency creates competitive advantage

 .  Manageable Execution Risk

                                   Appendix

                            Combined Balance Sheet

($ in millions, as of March 31, 1999)

                                          ASO            FAM          Combined
                                        --------       --------       --------
Loans                                   $ 13,194       $ 11,469       $ 24,663
Securities                                 5,119          6,859         11,978
Other Earning Assets                         123            201            324
                                        --------       --------       --------
Total Earning Assets                      18,436         18,529         36,965
Loan Loss Allowance                         (177)          (190)          (367)
Other Assets                               1,825          1,987          3,812
                                        --------       --------       --------
     Total Assets                       $ 20,084       $ 20,326       $ 40,410
                                        ========       ========       ========

Total Deposits                          $ 12,945       $ 14,435       $ 27,380
Purchased Funding                          5,308          3,760          9,068
Other Liabilities                            403            313            716
Stockholders' Equity                       1,428          1,818          3,246
                                        --------       --------       --------
     Total Liabilities & Equity         $ 20,084       $ 20,326       $ 40,410
                                        ========       ========       ========

                               Balanced Loan Mix

     ($ in millions, as of March 31, 1999)

                                      ASO                      FAM                   Combined
                              ------------------       ------------------       ------------------
                              Balances     Mix         Balances    Mix          Balances    Mix
                              --------  --------       --------  --------       --------  --------
Commercial Real Estate        $  3,587     27%         $  1,460      13%        $  5,047     20%

Commercial Loans & Leases        3,622     28             5,568      49            9,190     37

Residential First Mortgages      1,419     11             1,421      12            2,840     12

Home Equity                      1,850     14               391       4            2,241      9

Consumer                         2,716     20             2,639      22            5,355     22
                              --------  --------       --------  --------       --------  --------

     Total                    $ 13,194    100%         $ 11,479     100%        $ 24,673    100%
                              ========  ========       ========  ========       ========  ========

                            Favorable Deposit Mix



  ($ in millions, as of March 31, 1999)

                                        ASO                        FAM                       Combined
                               ----------------------      -------------------          -----------------
                               Balances         Mix        Balances        Mix          Balances      Mix
                               --------        ------      --------       ----          --------     ----
Noninterst-Bearing Demand      $  2,159          17%       $  2,820        19%          $  4,979      18%

Interest-Bearing Demand           4,483          35           5,373        37              9,856      36

Savings                             969           7           1,046         7              2,015       7

Time                              4,396          34           3,693        25              8,089      29

CD's greater than $100,000          938           7           1,670        12              2,608      10
                               --------        ------      --------       ----          --------     ----

     Total                     $ 12,945         100%       $ 14,602       100%          $ 27,547     100%
                               ========        ======      ========       ====          ========     ====

                             Net Interest Margin

($ in millions, as of March 31, 1999)

                                        ASO            FAM            Combined
                                     ----------     ----------       ----------
Yields
------
 Loan Yield                             8.42%          8.29%            8.36%
 Investment Yield                       6.90           6.55             6.70
 Earning Assets                         7.98           7.57             7.77

Rates Paid
----------
 Interest-Bearing Deposits              4.12%          3.74%            3.93%
 Interest-Bearing Liabilities           5.11           4.83             5.00

Spreads
-------
 Incremental Interest Spread            3.54%          3.57%            3.55%
 Net Interest Margin                    4.08           4.23             4.15

                             Strong Asset Quality


(As of March 31, 1999)

                                             ASO           FAM           Combined
                                          ---------      ---------      ----------
     Allowance/Loans                         1.34%         1.65%           1.49%

     Annualized Net Charge-offs/             0.28%         0.33% /(1)/     0.30%
     Average Loans

     NPAs/Loans + OREO                       0.59%         0.47%          0.53%

     Allowance / Non-Performing               265%          415%           326%
     Loans


(1) Net charge-offs for 1Q99 exclude a $7.9 million charge-off on a single loan to a sub-prime lender.

                                Capital Ratios

($ in millions, as of March 31, 1999)


                                      ASO             FAM          Combined
                                  ------------     ---------     ------------
     Average Equity                  $1,421         $1,805         $3,226


     Equity to Assets Ratio            7.18%          8.90%          8.05%

     Total Capital Ratio              10.78%         12.58%         11.61%

     Leverage Ratio                    6.07%          7.99%          7.04%